SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 30, 2003
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                       (Date of earliest event reported)


                  First Federal Bancshares of Arkansas, Inc.
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            (Exact name of registrant as specified in its charter)


     Texas                           0-28312                      71-0785261
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(State or other jurisdiction  (Commission File Number)            (IRS Employer
of incorporation)                                           Identification No.)



1401 Highway 62-65 North, Harrison, Arkansas                         72601
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(Address of principal executive offices)                          (Zip Code)


                                (870) 741-7641
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             (Registrant's telephone number, including area code)


                                Not Applicable
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             (Former name, former address and former fiscal year,
                        if changed since last report)



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:

     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated July 30, 2003


Item 9.   REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL
          CONDITION)

     On July 30, 2003, First Federal Bancshares of Arkansas, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.





















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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST FEDERAL BANCSHARES OF
                                ARKANSAS, INC.


                              By: /s/ Larry J. Brandt
                                  ----------------------------------
                                  Name:   Larry J. Brandt
                                  Title:  President and Chief Executive
                                             Officer

Date:  July 30, 2003

































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